UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your **Vote** Counts!

AVISTA CORP.

2024 Annual Meeting

Vote by April 30, 2024

11:59 PM ET

AVISTA Corp.

AVISTA CORP.
P.O. BOX 3727
SPOKANE, WA 99220-3727



You invested in AVISTA CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 01, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 01, 2024

9:00 AM PDT

Virtually at:

www.virtualshareholdermeeting.com/AVA2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Julie A. Bentz	For
1b.	Donald C. Burke	For
1c.	Kevin B. Jacobsen	For
1d.	Rebecca A. Klein	For
1e.	Sena M. Kwawu	For
1f.	Scott H. Maw	For
1g.	Scott L. Morris	For
1h.	Jeffry L. Philipps	For
1i.	Heidi B. Stanley	For
1j.	Dennis P. Vermillion	For
1k.	Janet D. Widmann	For
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024.	For
3.	Advisory (non-binding) vote on executive compensation.	For

NOTE: The proxies will have discretionary authority to transact such other business as may come before the meeting or any adjournment or postponement thereof.

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